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                                                                      EXHIBIT 99

GREENPOINT MANUFACTURED HOUSING CONTRACT TRUST
PASS THROUGH CERTIFICATES
SERIES 2000-2
INVESTOR NUMBER 52000032

Determination Date:         17-May-00
Remittance Date A-1         22-May-00
Remittance Date A-2         05-Jun-00
Month End Date:             30-Apr-00
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
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     (a)      Class A-1 Distribution Amount                                                                2,507,730.16
     (b)      Class A-1 Distribution Principal                                                             1,585,427.66
                          Scheduled Payments of Principal                                  191,250.54
                          Partial Prepayments                                              330,712.11
                          Scheduled Principal Balance Principal Prepayment in Full       1,021,458.86
                          Scheduled Principal Balance Liquidated Contracts                       0.00
                          Scheduled Principal Balance Repurchases                           42,006.15
                          Prevous Undistributed Shortfalls                                       0.00
     (c)      Class A-1 Interest Distribution                                                                922,302.50
              Class A-1 Interest Shortfall                                                                         0.00
     (d)      Class A-1 Remaining Certificate Balance                                                    147,106,421.09

     (e)      Class A-2 Distribution Amount                                                                  581,991.67
     (f)      Class A-2 Distribution Principal                                                                     0.00
                          Scheduled Payments of Principal                                        0.00
                          Partial Prepayments                                                    0.00
                          Scheduled Principal Balance Principal Prepayment in Full               0.00
                          Scheduled Principal Balance Liquidated Contracts                       0.00
                          Scheduled Principal Balance Repurchases                                0.00
     (g)      Class A-2 Interest Distribution                                                                581,991.67
              Class A-2 Interest Shortfall                                                                         0.00
     (h)      Class A-2 Remaining Certificate Balance                                                    100,000,000.00

     (i)      Class A-1 Pass Through Rate                                                                     6.380000%
              Class A-2 Pass Through Rate                                                                     6.349000%
              Class A-2 Holdover Amount                                                                            0.00

     (j)      Senior Monthly Servicing Fee                                                                   207,243.21
              Subordinated Monthly Servicing Fee                                                                   0.00
              Subordinated Monthly Servicing Fees remaining unapid                                                 0.00
              Section 7.05 Legal Fees                                                                              0.00

     (k)      Servicing Fees Subordination Event                                                   NO

     (l)      Servicer Termination Event                                                           NO

     (m)      Delinquency                                                              # of Contracts     Prin. Balance
                                                                                       --------------  ----------------
                          a)  Loans 31 to 59 days delinquent                                       58      2,558,306.37
                          b)  Loans 60 to 89 days delinquent                                        5        197,126.70
                          c)  Loans delinquent 90 or more days                                      1         38,145.00
                                                                                        -------------  ----------------
                                                                                                   64      2,793,578.07
                                                                                        =============  ================

     (n)      Repurchased Contracts
                          Repurchased Contracts                                                Number  Repurchase Price
                          (see attached schedule)                                       -------------  ----------------
                                                               Total Repurchases                    1         42,006.15
                                                                                        =============  ================

     (o)      Repossessions or Foreclosures                                                    Number    Actual Balance
                                                                                        -------------  ----------------
                                                               BOP Repossessions                    2        $60,422.38
                                                   Plus Repossessions this Month                    3         97,992.66
                                                               Less Liquidations                    0             $0.00
                                                                                        -------------  ----------------
                                                               EOP Repossessions                    5       $158,415.04
                                                                                        =============  ================

     (p)      Enhancement Payment                                                                                  0.00

     (q)      Monthly Advance                                                                                      0.00
     (r)      Outstanding Amount Advanced                                                                          0.00

     (r)      Deposit to Special Account                                                                           0.00

     (s)      Amount Distributed to Class R Certificateholders                                               123,754.95

     (t)      Previous Period Net Weighted Average Contract Rate                                                  9.64%
              Current Period Net Weighted Average Contract Rate                                                   9.64%

     (u)      Number of Manufactured Homes currently held due to repossession                                         5
              Principal balance of Manufactured Homes currently held                                         158,415.04

     (v)      Pool Principal Balance Percentage                                                              98.804522%

     (w)      Aggregate Deficiency Amounts                                                                       915.99
              Servicer Deficiency Amounts received                                                               320.60

(x)           Additional Items

(y)           Class A-1 Net Funds Carryover Amount                                                                 0.00
              Class A-2 Net Funds Carryover Amount                                                                 0.00

(z)           Deposit into the Certificate Account from the 2000-1 Reserve Account                                 0.00
              Class A-2 Net Funds Carryover Amount                                                                 0.00

(aa)          Cumulative Realized Losses                                                                      12,136.05
              Current Realized Loss Ratio                                                                        0.059%

(bb)          Draw Amount under the LOC                                                                            0.00
              Undrawn LOC Amount                                                                          51,976,596.39
              Letter of Credit Amount                                                                     51,976,596.39
              Amounts due LOC Provider for reimbursement of previous draws                                         0.00
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